UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 31, 2005

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164

(Commission File Number)	(IRS Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205

(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

     See Item 5.03 “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” regarding the Certificate of Elimination of Series A Convertible Preferred Stock which preferred stock contained limitations regarding the payment of dividends on common stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On January 31, 2005, Toreador Resources Corporation filed a Certificate of Elimination with the Secretary of State of Delaware eliminating the Series A Convertible Preferred Stock contained in Exhibit A of the Corporation’s Amended and Restated Certificate of Incorporation.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

3.1	Certificate of Elimination of Series A Convertible Preferred Stock dated January 31, 2005.

* * * * *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION
Date: February 1, 2005	By:	/s/ G. Thomas Graves III
G. Thomas Graves III, President and CEO